SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 6, 2005

Date of report (Date of earliest event reported)

BUCA, INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-25721	41-1802364
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Nicollet Mall, Suite 5003 Minneapolis, Minnesota	55403
(Address of Principal Executive Offices)	(Zip Code)

Telephone Number: (612) 225-3400

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 6, 2005, BUCA, Inc. issued a press release announcing, among other things, its preliminary comparable restaurant sales results for the fourth quarter of 2004 (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 2.06. Material Impairments.

The company announced in the Press Release that due to the closure of its Jenkintown, Pennsylvania restaurant, it expected to incur a lease termination charge of approximately $500,000 during the fourth quarter of fiscal 2004. The Press Release is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1    Press Release, dated January 6, 2005

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2005	BUCA, INC.
(Registrant)

	By	/s/ Greg A. Gadel
Greg A. Gadel
Executive Vice President, Chief
Financial Officer, Treasurer and Secretary